Exhibit 10.7

NEXT FRONTIER PHARMACEUTICALS, INC.

SECURITY AGREEMENT

(BORROWER)

This Security Agreement (this “Agreement”) is made and entered into as of December __, 2021, 2021, by and among Next Frontier Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the holders of the Company’s Secured Note (the “Note”) issued from time to time under the Purchase Agreement (defined below) (the “Secured Party”). This Agreement is being executed and delivered by the Company and the Secured Party in connection with that certain Secured Note Purchase Agreement, dated as of the date first set forth above (the “Purchase Agreement”), by and among the Company and the Secured Party. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

Whereas, the Secured Party has agreed to purchase from the Company, and the Company has agreed to sell to the Secured Party, the Note, pursuant to the terms of the Purchase Agreement;

Whereas, the Company shall derive substantial direct and/or indirect benefits from the transactions contemplated by the Purchase Agreement; and

Whereas, in order to induce the Secured Party to extend the loan evidenced by the Note, the Company has agreed to execute and deliver to the Secured Party this Agreement to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Note.

Now, Therefore, in consideration of the foregoing, the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Secured Party hereby agree as follows.

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

1.1. “Collateral” means and includes all assets and property of the Company, including, without limitation, any and all of the Company’s right, title, or interest, now owned or later acquired by the Company, wherever located, in or to the following:

(a) All of the Company’s accounts, accounts receivables, contract rights, and general intangibles, including, without limitation, any and all franchise rights, leasehold interests, rights as lienholder, all present and future income, revenues, profits, rents, and causes of action, promissory notes, instruments, proceeds, and any other right to payment, including without limitation, payment of insurance proceeds, refunds, rebates, and credits, payments due under warranties or guarantees, and payment due for condemnation of property, good will, trademarks, trade names, trade secrets, patents, patent rights, licensing rights and income, royalties, copyrights, customer lists, business, accounting and customer records, including electronically stored data and metadata;

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(b) All goods, including, without limitation, equipment, machinery, tools, materials, parts and supplies, furniture, furnishings, computers and related accessories and equipment, appliances, and vehicles of all kinds;

(c) All inventory, including without limitation, all merchandise and goods held for sale or lease, promotional catalogs and marketing materials, and all parts and supplies of all kinds;

(d) All documents, deposit accounts, negotiable and nonnegotiable instruments, chattel paper, stocks, bonds, securities and investment property of any kind, documents of title, moneys held or to be collected, and letters of credit;

(e) All Intellectual Property;

(f) All (i) accounts, deposit accounts, general intangibles, instruments, investment property, or other personal property at any time constituting, evidencing, or arising under or with respect to Intellectual Property, (ii) commercial tort claims related to Intellectual Property; (iii) books, records, information, and data with respect to Intellectual Property; and (iv) substitutions and replacements for any such property; and

(g) All proceeds from any of the property described above, including without limitation, insurance proceeds, awards in any eminent domain proceeding or settlement, proceeds of any noncommercial tort cause of action or settlement, and all replacements, substitutions, returns, additions, or renewals of same.

Notwithstanding the foregoing, none of the following items will be included in the Collateral: (i) assets if the granting of a security interest in such asset would be prohibited by applicable law (but proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC, shall not be deemed excluded from the Collateral regardless such prohibition),; (ii) any property and assets, the pledge of which would require approval, license or authorization of any governmental body, unless and until such consent, approval, license or authorization shall have been obtained or waived; (iii) assets in circumstances where the Secured Party reasonably determines that the cost, burden or consequences (including adverse tax consequences) of obtaining or perfecting a security interest in such assets is excessive in relation to the practical benefit afforded thereby; provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

1.2. “Indebtedness” means, without duplication, with respect to any Person (the “Subject Person”), all liabilities, obligations and indebtedness of the Subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding purchases of property, product, merchandise and services in the ordinary course of business, but including (a) all obligations and liabilities under guarantees, (b) the present value of lease payments due under synthetic leases, and (c) all obligations and liabilities under any asset securitization or sale/leaseback transaction; provided, however, that in no event shall the term Indebtedness include the capital stock surplus, retained earnings, minority interests in the common stock of Subsidiaries, lease obligations (other than pursuant to (b) above), reserves for deferred income taxes and investment credits, other deferred credits or reserves.

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1.3. “Intellectual Property” means (a) all United States or foreign copyrights, whether registered or unregistered, whether in published or unpublished works of authorship, copyright registrations or applications in any intellectual property filing office, copyright renewals or extensions, and rights throughout the world analogous to the foregoing (collectively, “Copyrights”); (b) all United States or foreign issued patents (whether utility, design, or plant), patent applications, or certificates of invention in any intellectual property filing office, continuations, continuations-in-part, divisions, extensions, reissuances, or reexaminations of a patent or patent application in any intellectual property filing office, inventions described and claimed in any patent or patent application, and rights throughout the world analogous to the foregoing (collectively, “Patents”); (c) all United States or foreign trademarks, service marks, certification marks, trade names, or other types of source identifier, whether arising under a statute or under common law, and whether registered or unregistered, corporate and company names, business names, trade styles, designs, logos, or trade dress, the goodwill of the business connected with the use of or symbolized by the trademark or service mark, any registrations, renewals, applications, and other filings for any trademarks in any intellectual property filing office, and rights throughout the world analogous to the foregoing (collectively, “Trademarks”); (d) all Internet domain names (“Domain Names”); (e) all intellectual property recognized under or established by the laws of any jurisdiction other than a Copyright, Patent, Trademark, or Domain Name, whether statutory or common law, registered or unregistered, published or unpublished, including (i) a mask work (a layered blueprint of the circuitry in a computer chip), (ii) a trade secret or other proprietary or confidential information or data, (iii) rights with respect to software, programming codes, inventions, technical information, databases, procedures, formulas, designs, design registrations, know-how, data and databases, processes, models, drawings, plans, specifications, and records, and (iv) rights of publicity and privacy with respect to natural persons (collectively, “Other Intellectual Property”); (f) all agreements, whether or not styled as a “license,” that grant a person an exclusive or nonexclusive license or other right to use or exercise rights in intellectual property or that obligate a person to refrain from using or enforcing any intellectual property, including settlements, consents-to-use, non-assertion agreements, and covenants-not-to-sue (collectively, “IP Licenses”); and (g) with respect to any Copyright, Patent, Trademark, Domain Name, Other Intellectual Property, or IP License, all rights to royalties, revenues, income, or other payments arising therefrom, and all other accrued and unaccrued causes of action (whether in contract, tort, or otherwise) or rights to claim, sue or collect damages for, or enjoin or obtain other legal or equitable relief for, an infringement, misuse, misappropriation, dilution, violation, unfair competition, or other impairment (whether past, present, or future) thereof, including expired items (collectively, “IP Related Rights”).

1.4. “Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

1.5. “Majority in Interest” shall mean the holders of fifty-one percent (51%) or more of the then outstanding principal amount of all then outstanding Note at the time of such determination.

1.6. “Material Adverse Effect” shall have the meaning ascribed to such term in Section 2.6 of the Purchase Agreement.

1.7. “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company to the Secured Party, including, without limitation, all obligations under this Agreement and the Note, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (a) principal of, and interest on the Note and the loans extended pursuant thereto; (b) any and all other fees, indemnities, costs, obligations and liabilities of the Company from time to time under or in connection with this Agreement or the Note; and (c) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

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1.8. “Permitted Indebtedness” means (a) Indebtedness incurred by the Company that is made expressly subordinate by the Holder in right of payment to the Indebtedness evidenced by the Note; (b) Indebtedness secured by Permitted Liens, including without limitation Indebtedness incurred in connection with arrangements contemplated by clauses (e) through (g) of the definition of the term “Permitted Liens”; (c) Indebtedness to trade creditors or for professional services incurred in the ordinary course of business; (d) extensions, refinancings and renewals of any items of Permitted Indebtedness described above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiaries, as the case may be; and (e) Indebtedness outstanding immediately prior to the execution of this Agreement listed in Schedule II attached hereto. Permitted Indebtedness shall include, without limitation, (i) the principal amount of such Indebtedness, (ii) unpaid accrued interest thereon, and (iii) subject to clause (d) of this definition, all other obligations of the Company arising out of the Permitted Indebtedness now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against the Company of any bankruptcy, reorganization or similar proceeding.

1.9. “Permitted Liens” means (a) any Lien for taxes not yet due or delinquent or being contested in good faith, (b) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (c) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith, (d) Liens securing the Company’s obligations under the Note, (e) Liens (i) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (f) any Lien securing debt obligations consisting of working capital credit facilities, whether or not revolving, obtained on commercially reasonable terms and secured only by the Company’s and/or its Subsidiaries’ accounts receivable and/or inventory; (g) Liens in existence immediately prior to the execution of this Agreement; (h) Liens securing Permitted Indebtedness; (i) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (k) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default (as defined below), and (l) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase.

1.10. “Person” means and includes an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

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1.11. “Security Agent” means the Person appointed in writing by the Majority in Interest in accordance with the provisions of this Agreement to enforce the rights and remedies of the Secured Party, subject to the terms and conditions of this Agreement.

1.12. “Subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

1.13. “Transaction Agreements” means this Agreement, the Purchase Agreement, the Note issued pursuant to the Purchase Agreement.

1.14. “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.

2. Collateral; Obligations Secured.

2.1. Grant and Description. In order to secure the full and complete payment and performance of the Obligations when due, the Company hereby grants to the Secured Party, subject to the Permitted Liens, a first priority security interest in all of the Company’s rights, titles, and interests in and to the Collateral (the “Security Interest”) and subject to the Permitted Liens, pledges, collaterally transfers, and assigns the Collateral to the Secured Party, all upon and subject to the terms and conditions of this Security Agreement; provided, however, that the Secured Party shall subordinate from time to time upon the Company’s request its Security Interests granted in such Collateral to any Lien(s) granted by the Company or any of its Subsidiaries to unaffiliated third parties which constitutes Permitted Liens contemplated within clauses (e) through (g) of the definition of Permitted Liens. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract or by law, then the Security Interest created hereby nonetheless remains effective to the extent allowed by the UCC or other applicable laws. The Security Interest granted herein shall terminate in accordance with Section 9.1 hereof.

2.2. Financing Statements; Further Assurances.

(a) The Secured Party hereby: (i) will designate a representative of the Secured Party (the “Representative”) to act on behalf of the Secured Party as their representative in accordance with the terms of the Security Agreement with respect to the filing of any initial financing statements and amendments thereto, and any termination statements thereof; (ii) agree and consent that the Representative be named as the sole secured party on any and all financing statements and security agreements filed pursuant to this Security Agreement for the ratable benefit of the Secured Party; and (iii) agree that the Representative is authorized to file any and all terminations of such financing statements at such time or times as it determines is appropriate pursuant to the Security Agreement.

(b) The Company hereby authorizes the Secured Party to, at the Secured Party’s option and without any obligation to do so, and regardless of whether the Collateral is in possession of the Secured Party:

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(i) File or record any document necessary, convenient, required or reasonably advisable to perfect, continue, amend or terminate the security interest created under this Agreement, including, without limitation, any financing statements, pledge, mortgage, trust, assignments of credits including amendments, authorized to be filed under the UCC. The Company hereby consents to the filing of any documents previously filed or recorded by the Secured Party regarding the Collateral, including, without limitation, any and all previously filed financing statements;

(ii) Enter the Company’s properties or facilities to inspect the Collateral at any reasonable time, provided that the Secured Party gives the Company notice within no more than seven (7) days nor less than twenty-four (24) hours of any inspection; however, no notice shall be required for any entry by the Secured Party in connection with the exercise of any available remedy upon breach of this Agreement; and

(iii) Pay any costs reasonably necessary to obtain, preserve, maintain, defend and enforce the security interest created under this Agreement, and pay any amounts reasonably necessary to discharge encumbrances, maintain adequate insurance coverage and maintain compliance with applicable laws and ordinances affecting the Collateral, including, without limitation, the payment of taxes, assessments, and other charges required by law or contract, reasonable attorney fees and legal expenses and expenses associated with sale, repair or storage of all or any of the Collateral. Debtor agrees to reimburse the Secured Party on demand for any such payments made or costs incurred by the Secured Party and that such reimbursement obligation shall be a part of the Obligations.

(c) Until the Obligations are paid and performed in full, the Company covenants and agrees that it will, at its own expense and upon the reasonable request of the Majority in Interest or the Security Agent if one has been duly appointed at such time, but in all cases subject to the rights of the grantees of the Permitted Liens: (i) after an Event of Default, file or cause to be filed such applications and take such other actions as the Majority in Interest or a duly appointed Security Agent may reasonably request to obtain the consent or approval of any governmental authority to the rights of the Secured Party and the Security Agent hereunder, including, without limitation, the right to sell all the Collateral upon an Event of Default without additional consent or approval from such governmental authority; (ii) from time to time, either before or after an Event of Default, promptly execute and deliver to the duly appointed Security Agent all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as the Majority in Interest or duly appointed Security Agent may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Agreement; and (iii) either before or after an Event of Default, pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interest.

3. Covenants of the Company.

3.1. Duties of the Company Regarding Collateral. At all times from and after the date hereof and until the Note have been paid in full or this Agreement is sooner terminated, the Company agrees that it shall:

(a) Preserve the Collateral in good condition and order (ordinary wear and tear excepted) and not permit it to be abused or misused;

(b) Not allow any of the Collateral to be affixed to real estate, except for any property deemed to be fixtures;

(c) Maintain good and complete title to the Collateral subject only to Permitted Liens;

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(d) Keep the Collateral free and clear at all times of all Liens other than Permitted Liens;

(e) Take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Secured Party’s security interest in the Collateral (other than the Permitted Liens) shall not become subordinate or junior to the security interests, Liens or claims of any other Person;

(f) Except as permitted pursuant to this Agreement, refrain from selling, assigning or otherwise disposing of any of the Collateral or moving or removing any of the Collateral, without obtaining the prior written consent of the Majority in Interest, or until all of the Obligations have been fully performed and paid in full; provided, however, that concurrently with any disposition permitted by this Section 3.1(f), (A) the security interest granted hereby shall automatically be released from the Collateral so disposed, and (B) the security interest shall continue in the Proceeds (as defined in the UCC) of such Collateral or any property purchased with such Proceeds; and provided further, that, the Secured Party shall execute and deliver, at the Company’s sole cost and expense, any releases or other documents reasonably requested by the Company, that is in form and substance reasonably acceptable to the executing party, confirming the release of the security interest in that portion of the Collateral that is the subject of a disposition permitted by this Section 3.1(f);

(g) Promptly provide to the Secured Party such financial statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Majority in Interest may reasonably request from time to time;

(h) Maintain, at the place where the Company is entitled to receive notices under the Note, a current record of where all material Collateral is located, permit representatives of the duly appointed Security Agent at any time, upon reasonable prior written notice during normal business hours to inspect and make abstracts from such records (provided, that so long as no Event of Default exists, the Security Agent shall conduct such inspections no more frequently than semi-annually);

(i) Promptly notify the Secured Party if any Event of Default (as hereinafter defined) occurs; and

(j) In accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its accounts, as and when due, any and all amounts owing under such accounts.

For purposes of clarity, nothing in this Agreement, including without limitation the restrictions set forth in Section 3.1(f) of this Agreement, shall be construed as restricting the Company and its Subsidiaries from (i) granting licenses or sublicenses to any of the Collateral which constitutes Intellectual Property; (ii) from licensing or selling, directly or indirectly, any inventory or other property sold or disposed of in the ordinary course of business and on ordinary business terms); (iii) from engaging in joint ventures, strategic alliances or other similar arrangements for bona fide business purposes consistent with industry practices; or (iv) from entering into transactions contemplated by the definition of Permitted Liens.

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3.2. Duties with Respect to Intellectual Property. At all times from and after the date hereof and until the Note has been paid in full or this Agreement is sooner terminated, the Company agrees that it shall:

(a) Except to the extent that failure to act is not reasonably be expected to have a Material Adverse Effect, take all commercially reasonable steps necessary to (x) maintain the validity and enforceability of any Intellectual Property in full force and effect and (y) pursue the application, obtain the relevant registration and maintain the registration of each of its patents, trademarks and copyrights, including, without limitation, by the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except to the extent that failure to act is not reasonably be expected to have a Material Adverse Effect, not do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except to the extent that failure to act is not reasonably be expected to have a Material Adverse Effect, take all commercially reasonable steps to preserve and protect each item of its Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the trademarks, consistent with the quality of the products and services as of the date hereof, and taking all commercially reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

Notwithstanding the foregoing provisions of this Section 3.2 or anything to the contrary elsewhere in this Security Agreement, nothing in this Security Agreement shall prevent the Company or its Subsidiaries from discontinuing the use or maintenance of any of its Intellectual Property, the enforcement of its license agreements or the pursuit of actions against infringers, if they determine in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

3.3. Other Encumbrances. At all times after the date hereof and until such time as there are no Obligations due to the Secured Party or this Agreement is sooner terminated, the Company shall, subject to the rights of the holders of the Permitted Liens: (i) defend its title to, and the Secured Party’s interest in, the Collateral against all claims, (ii) take any action necessary to remove any encumbrances on the Collateral other than Permitted Liens, and (iii) defend the right, title and interest of the Secured Party in and to any of the Company’s rights in the Collateral.

3.4. Change Name or Location. At all times after the date hereof and until such time as there are no Obligations due to the Secured Party or this Agreement is sooner terminated, the Company shall not, except with the Secured Party’s written consent, change its company name or conduct its business under any name other than that set forth herein or change its jurisdiction of organization or incorporation, chief executive office, place of business from the current location.

4. Representations and Warranties. The Company represents and warrants to the Secured Party as follows:

4.1. Title to Collateral. The Company is the owners of and has good and marketable title to, or has a valid and subsisting leasehold interest in, all of the Collateral.

4.2. No Other Encumbrances. Other than the Permitted Liens, the Company has not granted, nor will it grant, a security interest in the Collateral to any other individual or entity, and to the actual knowledge of the Company, such Collateral is free and clear of any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or other arrangement, other than the Permitted Liens.

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4.3. Authority; Enforceability. The Company has the authority and capacity to perform its obligations hereunder, and this Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or general equitable principles, whether applied in law or equity.

4.4. Company Name; Place of Business; Location of Collateral. The Company’s true and correct company name, all trade name(s) under which it conducts its business, its jurisdiction of organization or incorporation and each of its chief executive offices, its place(s) of business and the locations of the Collateral or records relating to the Collateral are set forth in Schedule I hereto. The Company’s place of business and chief executive office is where the Company is entitled to receive notices hereunder; the present and foreseeable location of the Company’s books and records concerning any of the Collateral that is accounts is as set forth on Schedule I hereto, and the location of all other Collateral, including, without limitation, the Company’s inventory and equipment is as set forth on Schedule I hereto.

4.5. Perfection; Security Interest. For Collateral in which the Security Interest may be perfected by the filing of financing statements, once those financing statements have been properly filed in the appropriate jurisdictions, the Security Interest in such Collateral will be fully perfected, subject only to Permitted Liens. Other than the financing statements and with respect to this Agreement, to the actual knowledge of the Company, there are no other financing statements or control agreements covering any Collateral, other than those evidencing Permitted Liens.

5. Events of Default.

5.1. Events of Default Defined. The occurrence of any of the following events prior to the termination or expiration of this Agreement shall constitute an event of default under this Agreement (each, an “Event of Default”):

(a) The failure of the Company to perform or comply in a material respect with any act, duty or obligation required to be performed under this Agreement if such failure is not remedied within thirty (30) days after the Company receives written notice of such failure from the Majority in Interest or a duly appointed Security Agent;

(b) If any of the representations or warranties of the Company set forth in this Agreement shall prove to have been incorrect in any material respect when made, or becomes incorrect in any material respect and, if subject to cure, is not cured within thirty (30) days after the Company receives written notice from the Majority in Interest or duly appointed Security Agent;

(c) If any material portion of the Collateral shall be damaged, destroyed or otherwise lost and such damage, destruction or loss is not covered by insurance; or

(d) If an “Event of Default” as defined in the Note shall have occurred and is continuing.

5.2. Rights and Remedies Upon Default. If an Event of Default exists and is continuing, the Majority in Interest shall appoint a Security Agent in accordance with the terms of this Agreement and such Security Agent shall, at its election (but subject to Section 7 below and to the terms and conditions of the Transaction Agreements), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Transaction Agreements, at law, in equity, or otherwise, including, without limitation, (a) requiring the Company to assemble all or part of the Collateral and make it available to the Security Agent at a place to be designated by the Security Agent which is reasonably convenient to the Company, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and the Company hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Security Agent under this Security Agreement.

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5.3. Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Company, the holders of Permitted Liens, and to any other person or entity entitled to notice under the UCC. It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

5.4. Allocation of Proceeds. The Security Agent may determine the order in which to apply funds received by it hereunder (e.g., the Security Agent may determine to apply funds first to expenses, second to interest and third to principal or it may determine to apply funds first to interest, second to expenses and third to principal) in accordance with the provisions of Section 7.4(e).

6. Additional Remedies. Subject to Section 7, if an Event of Default exists and is continuing, the Company shall:

6.1. Endorse any and all documents evidencing any Collateral (other than any Collateral if and to the extent subject to the Permitted Liens) to the Secured Party, or as otherwise instructed by the Security Agent, and notify any payor that said documents have been so endorsed and that all sums due and owing pursuant to them should be paid directly to such Secured Party, or as otherwise instructed by the Security Agent;

6.2. Turn over to the Security Agent, or as otherwise instructed by the Security Agent, copies of all documents evidencing any right to collection of any sums due to the Company arising from or in connection with any of the Collateral;

6.3. Take any action reasonably required by a Secured Party with reference to the Federal Assignment of Claims Act; and

6.4. Keep all of its books, records, documents and instruments relating to the Collateral in such manner as the Secured Party may require.

7. Subordination of Liens. The Secured Party acknowledges that it may be a requirement of the grantees of the Permitted Liens, that the liens or security interests securing the Note be subordinate and junior to the Permitted Liens. Accordingly, and notwithstanding anything contained herein or in the other Transaction Agreements, the Secured Party and Security Agent hereby covenant and agree with the Company as follows:

7.1. Acknowledgment. The Secured Party and Representative hereby acknowledge and agree that the Company has granted and may subsequently grant, from time to time, Permitted Liens. The Secured Party and Representative acknowledge and agree that the security interest granted to them in the Collateral hereunder is (A) subordinated to the respective Permitted Liens in the Collateral as contemplated by clauses (e) through (g) in the definition of Permitted Liens (the “Senior Permitted Liens”); and (B) that as between the Secured Party, the Security Interest granted to the Secured Party under this Agreement is pari passu with the Security Interests of the other Secured Party, all in the manner and pursuant to the terms set forth in this Section 7.

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7.2. Priority of Liens. The Secured Party and Representative hereby confirm that regardless of the relative times of attachment or perfection thereof, and regardless of anything in any Transaction Agreement to the contrary, (A) any Senior Permitted Liens granted by the Company in all or any part of the Collateral shall in all respects be first and senior security interests and Liens, superior to any security interests or Liens at any time granted to the Secured Party in such Collateral; and (B) as between all Secured Party, the security interests granted to the Secured Party hereunder are in all respects pari passu security interests and Liens in the Collateral. The priorities specified herein are applicable irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing of financing statements. The Secured Party agrees not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding, subordinating or contesting in any judicial or other proceeding, including, without limitation, any proceeding involving the Company, the priority, validity, extent, perfection or enforceability of any Senior Permitted Liens. The Secured Party further covenants and agrees that they shall not, and they shall not instruct, authorize or otherwise permit or consent to allowing the Security Agent to, take any action that is in violation of, or inconsistent with, the provisions of this Section 7.

7.3. Release of Collateral. If, in connection with the exercise by any of the holders of Senior Permitted Liens of their rights and remedies in respect of the Collateral, such holders release any of its or their Senior Permitted Liens on any part of the Collateral, then the Liens shall be automatically, unconditionally and simultaneously released on a pro rata basis; provided, that after the Senior Permitted Liens have been satisfied, the balance, if any, of the proceeds of such Collateral shall be applied to the Obligations for the benefit of the Secured Party. The Secured Party shall, or shall cause a duly appointed Security Agent to, promptly execute and deliver to the Company such termination statements, releases and other documents as it may reasonably require to effectively confirm such release.

8. Security Agent.

8.1. Appointment. The Secured Party, by their acceptance of the benefits of the Agreement, hereby agree that prior to declaring an Event of Default or exercising any of their rights hereunder in connection with any Event of Default, to designate in writing a Person to act as their representative to act as the security agent in accordance with the terms of this Agreement (the “Security Agent”). The Secured Party agrees that the act of the Majority in Interest in appointing the Security Agent shall be sufficient in all respects to rightfully appoint the Security Agent hereunder. The Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Security Agent as its agent hereunder, (b) to confirm that the Security Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement against the Company, the exercise of remedies hereunder and the giving or withholding of any consent or approval hereunder relating to any Collateral or the Company’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement against the Company, to exercise any remedy hereunder or to give any consents or approvals hereunder except as expressly provided in this Agreement or in the Note and (d) to agree to be bound by the terms of this Agreement. The appointment of the Security Agent shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Security Agent. The Security Agent may perform any of its duties hereunder by or through its agents or employees.

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8.2. Nature of Duties. The Security Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Security Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or in connection herewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Security Agent shall be mechanical and administrative in nature; the Security Agent shall not have by reason of this Agreement or any other Transaction Agreement a fiduciary relationship in respect of the Company or the Secured Party; and nothing in the Agreement or any other Transaction Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Agreement except as expressly set forth herein and therein.

8.3. Lack of Reliance on the Security Agent. Independently and without reliance upon the Security Agent, the Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the Secured Party’s investment in the Company, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Agreements, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Security Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Security Agent shall not be responsible to the Company or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Transaction Agreement, or for the financial condition of the Company or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Transaction Agreement, or the financial condition of the Company, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Note or any of the other Transaction Agreements.

8.4. Certain Rights of the Security Agent. The Security Agent shall have the right to take any action with respect to the Collateral permitted by this Agreement, on behalf of all of the Secured Party. To the extent practical, the Security Agent shall request instructions from the Secured Party with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Agreement, and shall be entitled to act or refrain from acting in accordance with the instructions of a Majority in Interest; if such instructions are not provided despite the Security Agent’s request therefor, the Security Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Party in respect of actions to be taken by the Security Agent; and the Security Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Security Agent as a result of the Security Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Agreement, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Security Agent pursuant to the foregoing and (b) the Security Agent shall not be required to take any action which the Security Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Agreements or applicable law.

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8.5. Reliance. The Security Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the other Transaction Agreements and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Agreements and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Security Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Company or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

8.6. Indemnification. To the extent that the Security Agent is not reimbursed and indemnified by the Company, the Secured Party will jointly and severally reimburse and indemnify the Security Agent, in proportion to their initially purchased respective principal amounts of Note, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Security Agent in performing its duties hereunder or under the Agreement or any other Transaction Agreement, or in any way relating to or arising out of the Agreement or any other Transaction Agreement except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Security Agent’s own gross negligence or willful misconduct. Prior to taking any action hereunder as Security Agent, the Security Agent may require the Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Security Agent for costs and expenses associated with taking such action.

8.7. Resignation by the Security Agent.

(a) The Security Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Agreements at any time by giving 30 days’ prior written notice (as provided in the Agreement) to the Company and the Secured Party. Such resignation shall take effect upon the appointment of a successor Security Agent pursuant to Sections 8.7(b) and 8.7(c) below.

(b) Upon any such notice of resignation, the Secured Party, acting by a Majority in Interest, shall appoint a successor Security Agent hereunder.

(c) If a successor Security Agent shall not have been so appointed within said 30-day period, the Security Agent shall then appoint a successor Security Agent who shall serve as Security Agent until such time, if any, as the Secured Party appoint a successor Security Agent as provided above. If a successor Security Agent has not been appointed within such 30-day period, the Security Agent may petition any court of competent jurisdiction or may interplead the Company and the Secured Party in a proceeding for the appointment of a successor Security Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand.

9. Miscellaneous.

9.1. Termination and Release. This Agreement, and the Liens created by this Agreement shall automatically terminate in all respects upon the full and final payment by the Company of the Note. Further, the Liens created by this Agreement on any of the Collateral shall be automatically released if the Company disposes of such Collateral pursuant to a transaction permitted by the Note or otherwise consented to by the Security Agent or the Majority in Interest. In connection with any termination or release pursuant to this Section 9.1, the Majority in Interest shall, or shall cause any duly appointed Security Agent to, promptly execute and deliver to the Company all documents that the Company shall reasonably request to evidence such termination or release.

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9.2. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

9.3. Continuing Security Interest; Successors. This Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligations are paid and performed in full or this Agreement is sooner terminated in accordance with Section 9.1; and (ii) inure to the benefit of and be enforceable by the Secured Party and its successors, transferees, and assigns. The Secured Party may assign its rights hereunder in connection with any private sale or transfer of its Note in accordance with the terms of the Purchase Agreement and applicable law, in which case the term “Secured Party” shall be deemed to refer to such transferee as though such transferee was an original signatory hereto.

9.4. Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

9.5. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.6. Notices. Any notice to the Company or to the Secured Party shall be given in the manner set forth in the Purchase Agreement; provided that the Secured Party, if not a party to such Purchase Agreement, shall provide the Company with its proper delivery instructions for notices. Either party may, by notice given in accordance with the Purchase Agreement, change the address to which notices, demands and requests shall be sent to such party. Any notice to be given by the Company to the Security Agent shall be given in the manner provided for in the Purchase Agreement and delivered to such address as the Company is instructed by the Security Agent.

9.7. Entire Agreement; Amendments; Waivers. The Transaction Agreements, together with the exhibits and schedules thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth in the Transaction Agreements. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by Company and the Majority in Interest, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. The Secured Party shall not, by any act, any failure to act or any delay in acting be deemed to have (i) waived any right or remedy under this Agreement, or (ii) acquiesced in any Event of Default or in any brs of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, any right, power or privilege of the Secured Party under this Agreement shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.

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9.8. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.9. Cumulative Remedies. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

9.10. Waivers. The Company acknowledges that the Obligations arose out of a commercial transaction and hereby knowingly waives any right to require the Secured Party to (i) proceed against any person or entity, (ii) proceed against any other collateral under any other agreement, (iii) pursue any other remedy available to the Secured Party, or (iv) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

9.11. Release. No transfer or renewal, extension, assignment or termination of this Agreement or of any instrument or document executed and delivered by the Company to the Secured Party, nor additional advances made by the Secured Party to the Company, nor the taking of further security, nor the retaking or re-delivery of the Collateral by the Secured Party nor any other act of the Secured Party shall release the Company from any Obligation, except a release or discharge executed in writing by the Majority in Interest or Security Agent with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Note. At such time the Obligations have been satisfied in full, the Majority in Interests or Security Agent (if one had been appointed) shall execute and deliver to the Company all assignments and other instruments as may be reasonably necessary or proper to terminate the Secured Party’s security interest in the Collateral, subject to any disposition of the Collateral that may have been made by or on behalf of the Secured Party pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if the Company enters into any bankruptcy or similar proceeding at a time when any amount paid to the Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory and shall continue until it is finally determined that no such repayment can be ordered.

[Signature Pages Follow]

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In Witness Whereof, the Company and the Secured Party have duly executed this Security Agreement as of the date first written above.